SWDocID80751-00003-1340210.2



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 12, 2003

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                        95-4479735
         ----------                                   --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                       -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 3

Item 5. Other Events


     On June 12, 2003, the Company replaced its Bank Credit Agreement with a new $20.0 million promissory note payable to Orange County's Credit Union. The new note bears interest at a fixed interest rate of 7.25% and requires monthly principal and interest payments of $144,561. The note is secured by the Company's common stock of Irvine Sports Club, Inc., and all the assets of Irvine Sports Club, Inc., the Company's subsidiary that owns The Sports Club/Irvine. The note is guaranteed by the Company's two Co-Chief Executive Officers. The note requires The Sports Club/Irvine to maintain a minimum operating income, as defined, or the Company will be required to fund a payment reserve account up to $607,000. The note may be prepaid at any time without penalty and requires a final principal payment of $18.3 million on July 1, 2008.

     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or in any events, conditions or circumstances on which any such forward looking statement is based.


Item 7. Financial Statements and Exhibits


(a) Financial Statements

     Not Applicable

(b) Pro Forma Financial Information

     Not Applicable


(c) Exhibits

99.1 Promissory Note dated June 12, 2003 in favor of Orange County's Credit Union in the amount of $20,000,000.

99.2 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of June 12, 2003 made by Irvine Sports Club, Inc. for the benefit of Orange County's Credit Union.

99.3 Reserve and Security Agreement made as of June 12, 2003 by Irvine Sports Club, Inc. in favor of Orange County's Credit Union.

99.4 Pledge and Security Agreement made as of June 12, 2003 by The Sports Club Company, Inc. and Irvine Sports Club, Inc. in favor of Orange County's Credit Union.

99.5 Press Release dated June 18, 2003.


                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 18, 2003                     THE SPORTS CLUB COMPANY, INC.



                                         By:      /s/ Timothy M. O'Brien
                                             ----------------------------------
                                                       Timothy M. O'Brien
                                                       Chief Financial Officer

                                                                   Exhibit 99.1

                                 PROMISSORY NOTE
                                  (California)

US $20,000,000.00                                                 June 12, 2003

     FOR VALUE RECEIVED, the undersigned, IRVINE SPORTS CLUB, INC., a California corporation ("Borrower"), jointly and severally (if more than one) promise(s) to pay to the order of ORANGE COUNTY'S CREDIT UNION, a state chartered credit union, the principal sum of TWENTY MILLION AND 00/100 DOLLARS (US $20,000,000.00), with interest on the unpaid principal balance at the annual rate of 7.25 percent (7.25%).

1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. "Event of Default" and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

2. Address for Payment. All payments due under this Note shall be payable at c/o Telesis Partnerships, Inc., 9301 Winnetka Avenue, Chatsworth, CA 91311, Attn:
Commercial Loan Department, or such other place as may be designated by written notice to Borrower from or on behalf of Lender. By separate document entitled "ACH Payment Authorization" Borrower may authorize Lender to deduct all payments due under this Note from Borrower's checking account.

3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

     (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable upon the initial funding of the loan evidenced by this Note. Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any check given by Borrower to Lender as a payment on this Note is dishonored, or in the event there are insufficient funds in Borrower's designated account to cover any preauthorized monthly debit pursuant to the separate "ACH Payment Authorization," then, without limiting any other charges or remedies, Borrower shall pay to Lender a processing fee of $25.00 (but not more than the maximum amount allowed by law) for each such event.

     (b) Consecutive monthly installments of principal and interest, each in the amount of ONE HUNDRED FORTY-FOUR THOUSAND FIVE HUNDRED SIXTY-ONE AND 37/100 DOLLARS (US $144,561.37), shall be payable on the first day of each month beginning on August 1, 2003, until the entire unpaid principal balance evidenced by this Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on July 1, 2008 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

     (c) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. If Lender accepts a guaranty of only a portion of the Indebtedness, Borrower hereby waives its right under California Civil Code
Section 2822(a) to designate the portion of the Indebtedness which shall be satisfied by any guarantor's partial payment.

5. Security. The Indebtedness is secured, among other things, by that certain deed of trust, mortgage or security deed dated as of the date of this Note and executed by Borrower in favor of Lender (the "Security Instrument"), and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

7. Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within ten (10) days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

8. Default Rate. So long as (a) any monthly installment under this Note remains past due for 30 days or more, or (b) any other Event of Default has occurred and is continuing, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at a rate (the "Default Rate") equal to the lesser of four (4) percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for more than 30 days or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan. During any period that the Default Rate is in effect the additional interest accruing over and above the rate stated in the first paragraph of this Note shall be immediately due and payable in addition to the regularly scheduled principal and interest payments.

9. Full Recourse Personal Liability. Borrower shall have full recourse personal liability under this Note, the Security Instrument and any and all other Loan Documents for the repayment of the Indebtedness and for the performance of any and all other obligations of Borrower under the Loan Documents.

10. Prepayments. The Indebtedness may be prepaid by Borrower at any time in whole in part without prepayment premium. Upon any partial prepayment of $500,000 or more and Borrower's payment of any reasonable attorneys' fees and costs incurred by Lender in connection therewith, Lender shall re-calculate the monthly payment amount hereunder by re-amortizing the remaining principal balance hereof over the remaining amortization period and give written notice to Borrower of such adjusted monthly payment which shall be payable by Borrower from and after the next occurring monthly installment payment date.

11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys (including Lender's in-house attorneys) and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13.  Waivers.  Presentment,  demand,  notice  of  dishonor,  protest,  notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

15. Purpose of Indebtedness. Borrower represents that the Indebtedness is not being incurred by Borrower for personal, family or household purposes.

16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17. Governing Law. This Note shall be governed by the laws of the jurisdiction in which the Land is located.

18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

21. Counterparts. This Note may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one Note.

22. [Intentionally Deleted.]

23. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

     IN WITNESS  WHEREOF,  Borrower  has signed and  delivered  this Note or has
caused  this  Note  to  be  signed  and   delivered   by  its  duly   authorized
representative.

BORROWER:

IRVINE SPORTS CLUB, INC.,
a California corporation




By:      /s/ Timothy O'Brien
   -----------------------------------------
       Name:      Timothy O'Brien
                  ------------------
       Title:     Chief Financial Officer
                  -----------------------


By:      /s/ Lois Barberio
   ---------------------------------
       Name:      Lois Barberio
                  --------------------------
       Title:     Secretary
                  --------------------------

                                                                   Exhibit 99.2

ORANGE COUNTY'S CREDIT UNION
c/o Telesis Partnerships, Inc.
9301 Winnetka Avenue
Chatsworth, CA  91311
Attn:  Commercial Loan Department

Tax Parcel Number(s):  435-161-38,435-161-39,
435-161-40

                                 DEED OF TRUST,
                              ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING
                                  (CALIFORNIA)

          ATTENTION COUNTY RECORDER: THIS INSTRUMENT IS INTENDED TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO SECTION 9502 OF THE CALIFORNIA COMMERCIAL CODE. PORTIONS OF THE GOODS COMPRISING A PART OF THE MORTGAGED PROPERTY ARE OR ARE TO BECOME FIXTURES RELATED TO THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS
          INSTRUMENT IS TO BE FILED FOR RECORD IN THE RECORDS OF THE COUNTY WHERE DEEDS OF TRUST ON REAL PROPERTY ARE RECORDED AND SHOULD BE INDEXED AS BOTH A DEED OF TRUST AND AS A FINANCING STATEMENT COVERING FIXTURES. THE ADDRESSES OF BORROWER (DEBTOR) AND LENDER (SECURED PARTY) ARE SPECIFIED IN THE FIRST PARAGRAPH ON PAGE 1 OF THIS INSTRUMENT.

     THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the "Instrument") dated as of June 12, 2003, is made by IRVINE SPORTS CLUB, INC., a California corporation, whose address is 11100 Santa Monica Blvd., Suite 300, Los Angeles, CA 90025, as trustor ("Borrower"), to T.D. SERVICE COMPANY INC., a California corporation, as trustee ("Trustee"), for the benefit of ORANGE COUNTY'S CREDIT UNION, a federal chartered credit union, whose address is c/o Telesis Partnerships, Inc., 9301 Winnetka Avenue, Chatsworth, CA 91311,
Attn: Commercial Loan Department, as beneficiary ("Lender").

     Borrower, in consideration of the Indebtedness and the trust created by this Instrument, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the Mortgaged Property, including the Land located in Orange County, State of California and described in Exhibit A attached to this Instrument.

     TO SECURE TO LENDER the repayment of the Indebtedness evidenced by Borrower's Promissory Note payable to Lender, dated as of the date of this Instrument, in the principal amount of TWENTY MILLION AND 00/100 DOLLARS (US $20,000,000.00), and all renewals, extensions and modifications of the Indebtedness, the payment of all sums advanced by or on behalf of Lender to protect the security of this Instrument under Section 12, and the performance of the covenants and agreements of Borrower contained in the Loan Documents.

     Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered except for this Instrument and the lien of the Subordinate Deed of Trust. Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions approved in writing by Lender and listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property.

Covenants. Borrower and Lender covenant and agree as follows:

1. DEFINITIONS. The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:

(a) "Assignment" means that certain Assignment of Leases and Rents dated the same date as this Instrument, executed by Borrower, as Assignor, in favor of Lender, as Assignee, affecting the Mortgaged Property and given as additional security for the Indebtedness.

(b) "Borrower" means all persons or entities identified as "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

(c) "Borrower Certificate" means that certain Borrower Certificate dated the same date as this Instrument, executed by Borrower in favor of Lender.

(d) "Collateral Agreement" means any separate agreement between Borrower and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure the completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

(e) "Controlling Entity" means an entity which owns, directly or indirectly through one or more intermediaries, (A) a general partnership interest or more than 50% of the limited partnership interests in Borrower (if Borrower is a partnership or joint venture), (B) a manager's interest in Borrower or more than 50% of the ownership or membership interests in Borrower (if Borrower is a limited liability company), or (C) more than 50% of any class of voting stock of Borrower (if Borrower is a corporation).

(f)  "Environmental   Indemnity"  means  that  certain  Environmental  Indemnity
Agreement dated the same date as this Instrument, executed by Borrower, as Indemnitor, in favor of Lender, as Indemnitee.

(g) "Environmental Permit" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

(h) "Event of Default" means the occurrence of any event listed in Section 22.

(i) "Fixtures" means all property which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

(j) "Governmental Authority" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

(k) "Hazardous Materials" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

(l) "Hazardous Materials Laws" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous
Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C.

Section 1251, et seq., the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Solid Waste Disposal Act, as amended, the Clean Air Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, and their state analogs.

(m) "Impositions" and "Imposition Deposits" are defined in Section 7(a).

(n)  "Improvements"   means  the  buildings,   structures,   improvements,   and
alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

(o) "Indebtedness" means the principal of, interest on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

(p) "Indenture" means the Indenture dated April 1, 1999, by Borrower and The Sports Club Company, Inc., a Delaware corporation, among others, and U.S. Bank Trust National Association, as Trustee.

(q) "Intercompany Debt" shall mean (i) any indebtedness owing by Parent Company to Borrower from time to time, including, without limitation, any indebtedness owing to Borrower as of the date hereof, indebtedness from Parent Company to Borrower which may be created by the payment of Loan proceeds to Parent Company, and by any other indebtedness from Parent to Borrower created hereafter, and
(ii) any indebtedness owing by Borrower to Parent Company from time to time.

(r) "Initial Owners" means, with respect to Borrower or any other entity, the person(s) or entity(ies) who on the date of the Note own in the aggregate 100% of the ownership interests in Borrower or that entity.

(s) "Land" means the land described in Exhibit A.

(t)  "Leases"  means  all  present  and  future  leases,  subleases,   licenses,
concessions,   membership  agreements,   use  agreements,  or  grants  or  other
possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property, and all modifications, extensions or renewals.

(u) "Lender" means the entity identified as "Lender" in the first paragraph of this Instrument, or any subsequent holder of the Note.

(v) "Loan" means the loan by Lender to Borrower in the principal amount of $20,000,000 which is evidenced by the Note.

(w) "Loan Documents" means the Note, this Instrument, the Assignment, the Borrower Certificate, the Environmental Indemnity, all guaranties, all indemnity agreements, all

Collateral Agreements, O&M Programs, the Pledge and Security Agreement, the Reserve Agreement, the Trademark Security Agreement, the Transition License Agreement, the Subordination and Intercreditor Agreement and any other documents now or in the future executed by Borrower, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

(x) "Loan Servicer" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

(y) "Mortgaged Property" means all of Borrower's present and future right, title and interest in and to all of the following: (1) the Land; (2) the Improvements;
(3) the Fixtures; (4) the Personalty; (5) all current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefiting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated; (6) all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender's requirement; (7) all awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof; (8) all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations; (9) all proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; (10) all Rents and Leases; (11) all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents; (12) all Imposition Deposits; (13) all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated); and (14) all tenant security deposits which have not been forfeited by any tenant under any Lease.

(z) "Note" means the Promissory Note described on page 1 of this Instrument, including all schedules, riders, allonges and addenda, as such Promissory Note may be amended from time to time.

(aa) "O&M  Program"  shall have the  meaning  as  defined  in the  Environmental

Indemnity.

(bb)  "Parent  Company"  means  The  Sports  Club  Company,   Inc.,  a  Delaware
corporation.

(cc) "Personalty" means all equipment, inventory, and general intangibles (provided, however, that "Personalty" shall include trademarks, tradenames, servicemarks, logos or copyrights only to the extent described as "Trademarks" in the Trademark Security Agreement and the right to use the property described as "Proprietary Materials" in the Transition License Agreement) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, including furniture, furnishings, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and data) membership lists, exercise equipment, sporting equipment and sporting goods, books and records relating to or used in connection with the operation of the Property; and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

(dd) "Pledge and Security Agreement" means that certain Pledge and Security Agreement dated concurrently herewith by Borrower in favor of Lender.

(ee) "Property Jurisdiction" is defined in Section 30(a).

(ff) "Qualified Real Estate Investor" means any reputable bank, savings and loan association, credit union, trust company, insurance company, pension fund, investment advisor, real estate investment trust, private equity fund or similar professional investor, endowment, charitable foundation or similar financial institution which (a) is free from any pending or existing bankruptcy, reorganization or insolvency proceedings in which such party is the debtor or any criminal charges or proceedings, and (b) shall not be, at the time of Transfer or the Substitute Subordinate Financing, as the case may be, or in the past, a litigant, plaintiff or defendant in any suit brought against or by Lender. Lender agrees to be reasonable in the review of such qualifications.

(gg) "Rents" means all rents, revenues and other income of the Land or the Improvements, including parking fees and vending machine income and fees and charges for other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants or other users of the Mortgaged Property, including, without limitation, all receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, locker rooms, fitness rooms and facilities, tennis facilities, banquet rooms and recreational facilities, childcare rooms and services, swimming pools, parking lots and spaces, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or any operator or manager of the club or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, membership fees, membership deposits, membership transfer fees, food and beverage wholesale and retail sales, service charges, vending machine sales, all payments by Parent Company to Borrower on Intercompany Debt owing from Parent Company to Borrower, and proceeds, if any, from business interruption or other loss of income insurance from the Property and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code.

(hh) "Reserve Agreement" means that certain Reserve and Security concurrently herewith by Borrower in favor of Lender.

(ii)   "Subordinate   Debt"  means  the  "Junior   Debt"  as  described  in  the
Subordination and Intercreditor Agreement which is secured in part by the Subordinate Deed of Trust.

(jj) "Subordinate Deed of Trust" means the deed of trust encumbering the Mortgaged Property dated April 1, 1999 and recorded April 2, 1999 as Instrument No. 1999-0243976, official records of Orange County, California, in favor of U.S. Bank Trust National Association, as trustee.

(kk) "Subordination and Intercreditor Agreement" means the Subordination and Intercreditor Agreement dated concurrently herewith by Lender and U.S. Bank Trust, National Association.

(ll) "Taxes" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

(mm) "Substitute Subordinate Financing" as defined in Section 16.

(nn) "Trademark Security Agreement" means that certain Trademark Security Agreement dated concurrently herewith by Borrower in favor of Lender.

(oo) "Transfer" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law); (B) the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity or the reconstitution of one type of legal entity into another type of legal entity. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code. For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

(pp) "Transition License Agreement" means the Transition License Agreement dated concurrently herewith executed by Parent Company and Borrower in favor of Lender.

2. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC Collateral"), and Borrower hereby grants to Lender a security interest in the UCC Collateral. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments, in such form as Lender may require to perfect or continue the perfection of this security interest and Borrower agrees, if Lender so requests, to execute and deliver to Lender such financing statements, continuation statements and amendments. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral other than the subordinate liens created pursuant to the Indenture. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies. This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture.

3. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

(a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property" as that term is defined in Section 1(v). However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

(b) After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower shall pay to Lender upon demand all Rents to which Lender is entitled. At any time on or after the date of Lender's demand for Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender, no tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

(c) Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than any such assignment contained in the Subordinate Deed of Trust), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Borrower shall not collect or accept payment of any Rents more than one (1) month prior to the due dates of such Rents.

(d) If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged

Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower's solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including computer files and other records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property. Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(e) If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

(f) If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

(g) Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

4. ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

(a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property" as that term is defined in Section 1(v). However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

(b) Until Lender gives notice to Borrower of Lender's exercise of its rights under this Section 4, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate. Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

(c) Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

(d) Upon delivery of notice by Lender to Borrower of Lender's exercise of Lender's rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(e) [Intentionally Deleted]

(f) Borrower further represents and warrants to and covenants with Lender as set forth in the Assignment.

(g) [Intentionally Deleted]

5. PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM. Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents. Borrower shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.

6. FULL RECOURSE PERSONAL LIABILITY. Borrower shall have full recourse personal liability under the Note, this Instrument and all other Loan Documents for the repayment of the Indebtedness and for the performance of any and all other obligations of Borrower under the Note, this Instrument and all other Loan Documents.

7. DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

(a) Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19 for the Mortgaged Property, (3) Taxes, and
(4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of prohibited liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender, plus one-sixth of such estimate. The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "Imposition Deposits". The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as "Impositions". The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required. Any waiver by Lender of the requirement that Borrower remit Imposition Deposits to Lender may be revoked by Lender, in

Lender's discretion, at any time upon notice to Borrower.

(b) Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits. Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits as additional security for all of Borrower's obligations under this Instrument and the other Loan Documents. Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

(c) If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

(d) If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender plus one-sixth of such estimate, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary plus one-sixth of such estimate, Borrower shall pay to Lender the amount of the deficiency within 15 days after written request by Lender.

(e) If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

8. [Intentionally Omitted]

9. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Neither Lender's acceptance of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness,
Borrower's   obligations  under  this  Instrument  and  the  Note  shall  remain unchanged.

10. COMPLIANCE WITH LAWS. Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases. Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits. Borrower shall at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 10. Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property. Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

11. USE OF PROPERTY. Unless required by applicable law, Borrower shall not (a) except for any change in use approved by Lender, allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, or (b) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (c) establish any condominium or cooperative regime with respect to the Mortgaged Property. Borrower agrees that the name of the sports and athletic club operated at the Property shall remain "Sports Club Irvine" for so long as the loan evidenced by the Note shall remain outstanding; provided, however, that Borrower shall be permitted to change such name to "Sports Club LA" with prior notice to but without the consent of Lender.

12. PROTECTION OF LENDER'S SECURITY.

(a) If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender's interest, including (1) payment of fees and out of pocket expenses of attorneys, accountants, inspectors and consultants, (2) entry upon the Mortgaged

Property to make repairs or secure the Mortgaged Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Borrower has failed to pay under Sections 15 and 17.

(b) Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "Default Rate", as defined in the Note.

(c) Nothing in this Section 12 shall require Lender to incur any expense or take any action.

13. INSPECTION. Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.

14. BOOKS AND RECORDS; FINANCIAL REPORTING.

(a) Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

(b) Borrower shall furnish to Lender all of the following:

(1) within 30 days after the end of each three-month fiscal quarter of Borrower, a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Borrower relating to the Mortgaged Property and, when requested by Lender, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property, all of which shall provide information for the applicable quarter and on a year-to-date basis (and at the end of the fourth quarter, for the year). Each statement of income and expenses shall show in such detail as Lender may reasonably require
     Borrower's  "Net  Cash  Flow"  as  such  term  is  defined  in the  Reserve
     Agreement;

(2) within 120 days after each anniversary date of the initial funding of the Loan, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

(3) within 120 days after each anniversary date of the initial funding of the Loan, and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

(4) within 30 days after the end of each three-month fiscal quarter of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and any Controlling Entity and the interest held by each, if Borrower or a Controlling Entity is a corporation, all officers and directors of Borrower and the Controlling Entity, and if Borrower or a Controlling Entity is a limited liability company, all managers who are not members;

(5) upon Lender's request at any time when an Event of Default has occurred and is continuing, monthly income and expense statements for the Mortgaged Property; and

(6) within thirty (30) days after filing, copies of all federal and state income tax returns filed by Borrower.

(c) Each of the statements, schedules and reports required by Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require. From and after the occurrence of any Event of Default, Lender also may require that any statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender.

(d) In the event Borrower fails to deliver such reports within the time frames provided in Section 14(b) above, then such failure shall constitute an Event of Default and, in addition to any other remedies which may be available to Lender as a result of such Event of Default, should such failure continue for a period of ten (10) days after written notice to Borrower, Borrower shall pay a late charge equal to one and one-half percent (1.5%) of the monthly payment amount for each late submission of financial reports to compensate Lender or its servicer for the additional administrative expense caused by such failure or delay whether or not Borrower is entitled to any notice and opportunity to cure such failure prior to the exercise of any of the remedies. Failure to provide any reports as required by this Section 14 shall constitute an Event of Default hereunder. Such late charge shall be charged bi-monthly for so long that any financial statements remain delinquent. The late charge shall be immediately payable from Borrower upon demand by Lender and, until paid, shall be added to and constitute a part of the Indebtedness as provided in Section 12. The financial statement late charge shall be in addition to any other remedies available to Lender as a result of Borrower's default. In no event shall the financial statement late charge constitute a cure of
Borrower's default in failing to provide financial statements, nor limit Lender's remedies as a result of such default. In addition, if Borrower fails to provide in a timely manner the statements, schedules and reports required by
Section 14(b), then such failure shall constitute an Event of Default and, in addition to any other remedies which may be available to Lender as a result of such Event of Default, Lender shall have the right to have Borrower's books and records audited, at Borrower's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

(e) If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

(f) Borrower authorizes Lender to obtain a credit report on Borrower at any time.

15. TAXES; OPERATING EXPENSES.

(a) Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

(b) Subject to the provisions of Section 15(c), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

(c) As long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received, Borrower shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition. If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable. Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or Borrower has failed to provide Lender with bills and premium notices as provided above.

(d) Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Borrower to pay the contested Imposition.

(e) Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments.

16. LIENS; ENCUMBRANCES.

(a) Borrower acknowledges that the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "Lien") on the Mortgaged Property (other than the lien of this Instrument and the lien of the Subordinate Deed of Trust or any substitution thereof in accordance with subsection (b) below) or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default under Section 21 of this Instrument.

(b) Notwithstanding subsection (a) above, Borrower shall have the right, in connection with the complete refinancing by Parent Company of the Subordinate Debt and release of the lien of the Subordinate Deed of Trust, to incur indebtedness together with Parent Company up to a maximum amount of One Hundred Million Dollars ($100,000,000) secured in part by a subordinate lien on the Mortgaged Property (a "Substitute Subordinate Financing"), provided all of the following conditions are satisfied in Lender's judgment:

     (i) not less than thirty (30) days prior to obtaining the Substitute Subordinate Financing, Borrower shall deliver written notice thereof to Lender with all of the material provisions of such proposed Substitute Subordinate Financing (the "Subordinate Financing Notice"), including the proposed date of the closing of the Substitute Subordinate Financing and the name, background and address of the subordinate lender, and the principal amount, rate, periodic payments, term and other salient features of the Substitute Subordinate Financing;

     (ii) no Event of Default shall have occurred and be continuing under the Loan Documents either at the time the Subordinate Financing Notice is given or upon the closing of the Substitute Subordinate Financing;

     (iii) the Substitute Subordinate Financing shall be made by a Qualified Real Estate Investor.

     (iv) the proposed Substitute Subordinate Financing shall be fully recourse to Parent Company;

     (v) the  Substitute  Subordinate  Financing  shall  not be used to  satisfy
material   judgments  or  claims  against  Borrower  or  any  guarantor  of  the
Indebtedness;

     (vi) the Substitute Subordinate Financing shall not require or permit accrual of interest for more than six (6) consecutive months, and all payments of the Substitute Subordinate Financing must be on a current pay basis;

     (vii) Borrower shall pay all of Lender's costs and expenses incurred in connection with the Substitute Subordinate Financing, including attorneys' fees and costs of Lender's counsel;

     (viii) the subordinate lender shall enter into a subordination and intercreditor agreement with Lender in form and substance substantially similar to the existing Subordination and Intercreditor Agreement and otherwise reasonably satisfactory to Lender which shall be recorded concurrently with such secondary mortgage:

     (ix) the Indenture shall be terminated, the Subordinate Debt shall be fully paid and the Subordinate Deed of Trust shall be released in connection therewith; and

     (x) Borrower and Parent Company shall enter into such modification of the Loan Documents as may be necessary in Lender's reasonable judgment to evidence the existence of the Substitute Subordinate Financing and to preserve Lender's superior lien priority with respect to the Substitute Subordinate Financing to the same degree as presently provided with respect to the Subordinate Debt.

17. PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (b) shall not abandon the Mortgaged Property, (c) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (d) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, and (e) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument. Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.

18. ENVIRONMENTAL HAZARDS. Borrower shall comply with all covenants, conditions, provisions and obligations of Borrower (as Indemnitor) under the Environmental Indemnity Agreement.

19. PROPERTY AND LIABILITY INSURANCE.

(a) Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage. Lender's insurance requirements may change from time to time throughout the term of the Indebtedness. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Improvements against loss by flood.

(b) All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a). Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender.

(c) Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

(d) All insurance  policies and renewals of insurance  policies required by this
Section 19 shall be in such amounts and for such periods as Lender may from time to time require, shall be in such form and contain such endorsements as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

(e) Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

(f) In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action. Lender may, at Lender's option, (1) hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "Restoration"), or

(2) apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar properties. Notwithstanding anything to the contrary contained herein, in the event of any insured loss of less than $250,000, Borrower may receive insurance proceeds directly as long as borrower applies such proceeds to the cost of Restoration and promptly completes the Restoration.

(g) Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met: (1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing; (2) Lender determines, in its discretion, that there will be sufficient funds to complete the Restoration; (3) Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; and (4) Lender determines, in its discretion, that the Restoration will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty.

(h) If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

(i) Borrower shall be permitted to insure the Mortgaged Property under blanket insurance policies subject to the foregoing requirements.

20. CONDEMNATION.

(a) Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "Condemnation"). Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action. Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

(b) Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

21. TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.

(a) The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

(1) Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property (including without limitation the creation or existence of any Lien as provided in Section 16 of this Instrument other than the lien of this Instrument and the lien of the Subordinate Deed of Trust or any substitution thereof in accordance with Section 16(b));

(2) if Borrower is a limited partnership, a Transfer of (A) any general partnership interest, or (B) limited partnership interests in Borrower that would cause the Initial Owners of Borrower to own less than 51% of all limited partnership interests in Borrower;

(3) if Borrower is a general partnership or a joint venture, a Transfer of any general partnership or joint venture interest in Borrower;

(4) if Borrower is a limited liability company, a Transfer of (A) any membership interest in Borrower which would cause the Initial Owners to own less than 51% of all the membership interests in Borrower, or (B) any membership or other interest of a manager in Borrower;

(5) if Borrower is a corporation, the Transfer of any voting stock in Borrower which would cause the Initial Owners to own less than 51% of any class of voting stock in Borrower (except the pledge of such stock in connection with Substitute Subordinate Financing as provided in Section 16(b) above); and

(6) if Borrower is a trust, (A) a Transfer of any beneficial interest in Borrower which would cause the Initial Owners to own less than 51% of all the beneficial interests in Borrower, or (B) the termination or revocation of the trust, or (C) the removal, appointment or substitution of a trustee of Borrower.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

(b) The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(a) to the contrary:

(1)  a Transfer to which Lender has consented;

(2) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person (unless such death itself is an Event of Default under Section 22(k) of this Instrument);

(3) the grant of a leasehold interest approved in writing by Lender or permitted by the Assignment;

(4) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

(5) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request; and

(6) the creation of a mechanic's, materialman's, or judgment lien against the Mortgaged Property which is released of record or otherwise remedied to Lender's satisfaction within 60 days of the date of creation.

22. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

(a) any failure by Borrower to pay or deposit when due any amount required by the Note, any sum due under this Instrument or any other Loan Document and such failure continues for more than ten (10) days after notice from Lender;

(b) any  failure by  Borrower to maintain  the  insurance  coverage  required by
Section 19;

(c) an "Event of Default" occurs under the Indenture;

(d) fraud or material misrepresentation or material omission by Borrower, any of its officers, directors, trustees, general partners or managers or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or (C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

(e) any Event of Default under Section 21;

(f) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of all or any part of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property; provided, however, the commencement of such forfeiture action or proceeding shall not constitute an Event of Default hereunder, if: (1) Borrower, at its own expense, is contesting such forfeiture action or proceeding by appropriate legal proceedings conducted diligently and in good faith, (2) Borrower shall have notified Lender of the commencement or expected commencement of such forfeiture action or proceeding and such contest, (3) the Mortgaged Property is not in danger of being sold or forfeited, and (4) Borrower shall have deposited with Lender reserves sufficient to pay the amount in controversy and/or Borrower shall have furnished whatever other or additional security is required in the contest or is reasonably requested by Lender (such as a surety bond).

(g) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower. However, no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

(h) any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document;

(i) any exercise by the holder of any debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable;

(j) Borrower makes a general assignment for the benefit of creditors, voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or an involuntary case is commenced against Borrower by any creditor (other than Lender) of Borrower pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights and is not dismissed or discharged within 60 days after filing; and

(k) Borrower (if Borrower is a natural person) or any general partner or trustee or guarantor who is a natural person dies, or becomes incompetent, or purports to revoke or dispute the validity of, or liability under, any of the Loan Documents or any guaranty; provided, however, that in the event of such death or incompetence, Lender, in its reasonable discretion, may permit the deceased Borrower's, general partner's, or guarantor's estate or the successor trustee or beneficiaries of the trust to assume unconditionally the obligations of such deceased person under the Loan Documents and/or guaranty, in a manner satisfactory to Lender, and, in doing so, cure such Event of Default.

23. REMEDIES CUMULATIVE. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

24. FORBEARANCE.

(a) Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

(b) Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

25. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

26. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

27. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

28. FURTHER ASSURANCES. Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

29. ESTOPPEL CERTIFICATE. Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications);
(ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

30. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

(a) This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "Property Jurisdiction").

(b) Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

31. NOTICE.

(a) All notices, demands and other communications ("notice") under or concerning this Instrument shall be in writing. Each notice shall be addressed to the intended recipient at its address set forth in page one of this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. As used in this Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

(b) Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31. Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

(c) Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 31.

32. SALE OF NOTE; CHANGE IN SERVICER. The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Borrower. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrower will be given notice of the change.

33. SINGLE-PURPOSE ENTITY. Borrower represents, warrants and covenants as of the date of hereof and until such time as the indebtedness secured hereby is paid in full, as follows:

(a) Borrower does not own and will not own any assets other than (i) the Property and the other "Collateral" (as defined in the Subordination and Intercreditor Agreement), and (ii) incidental personal property necessary for the operation of the Property, and (iii) the cash proceeds thereof;

(b) Borrower is not engaged and will not engage in any business other than the ownership, management and operation of the Property;

(c) Borrower will not enter into any contract or agreement with any shareholder, principal or affiliate of Borrower or any affiliate of a shareholder of Borrower except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with third parties other than an affiliate;

(d) Borrower is not liable for and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the indebtedness secured hereby, and (ii) affiliate advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the Property; and (iii) the Subordinate Debt or, in substitution thereof, the Substitute Subordinate Financing, no other debt may be secured by the Property except the Subordinate Debt or, in substitution thereof, the Substitute Subordinate Financing;;

(e) Borrower has not made and will not make any loans or advances to any third party (including any affiliate) (except for the Intercompany Debt);

(f) Borrower shall continuously maintain Borrower's existence and right to do business in the state where the Property is located;

(g) Borrower will conduct and operate its business as presently conducted and operated;

(h) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other person (except for Borrower's obligations with respect to the Subordinate Debt or, in substitution thereof, the Substitute Subordinate Financing); and

(i) Borrower has not and will not guarantee or otherwise become liable on or in connection with any obligation of any other person or entity (except with respect to the Subordinate Debt or, in substitution thereof, the Substitute Subordinate Financing).

34. SUCCESSORS AND ASSIGNS BOUND. This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower. However, a Transfer not permitted by Section 21 shall be an Event of Default.

35. JOINT AND SEVERAL LIABILITY. If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities under this Instrument, the Note and other Loan Documents shall be joint and several.

36. RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

(a) The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

(b) No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (1) any arrangement (a "Servicing Arrangement") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

37. SEVERABILITY; ENTIRE AGREEMENT; AMENDMENTS. The parties intend that the provisions of this Instrument and all other Loan Documents shall be legally severable. If any term or provision of this Instrument, or any other Loan Document, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Instrument or of such other Loan Document shall not be affected thereby, and each term and provision shall be valid and be enforceable to the fullest extent permitted by law. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument. This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

38. CONSTRUCTION. The captions and headings of the sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument. Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument. All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument. Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. Use of the singular in this Agreement includes the plural and use of the plural includes the singular. As used in this Instrument, the term "including" means "including, but not limited to."

39. LOAN SERVICING. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.

40. DISCLOSURE OF INFORMATION. Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including but not limited to trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of similar mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including but not limited to any right of privacy.

41. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

42. SUBROGATION. If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "Prior Lien"), such loan proceeds shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

43. [Intentionally Omitted.]

44. ACCELERATION; REMEDIES. If an Event of Default has occurred and is continuing, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by California law or provided in this Instrument or in any other Loan Document. Borrower acknowledges that the power of sale granted in this Instrument may be exercised by Lender without prior judicial hearing. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees, costs of documentary evidence, abstracts and title reports.

     If the power of sale is invoked, Lender shall execute a written notice of the occurrence of an Event of Default and of Lender's election to cause the Mortgaged Property to be sold and shall cause the notice to be recorded in each county in which the Mortgaged Property or some part of the Mortgaged Property is located. Trustee shall give notice of default and notice of sale and shall sell the Mortgaged Property according to California law. Trustee may sell the Mortgaged Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone the sale of all or any part of the Mortgaged Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Mortgaged Property at any sale.

     Trustee shall deliver to the purchaser at the sale, within a reasonable time after the sale, a deed conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements made in those recitals. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including Trustee's fees not to exceed 5% of the gross sales price, attorneys' fees and costs of title evidence; (b) to the Indebtedness in such order as Lender, in Lender's discretion, directs; and (c) the excess, if any, to the person or persons legally entitled to the excess.

45. RECONVEYANCE. Upon payment of the Indebtedness, Lender shall request Trustee to reconvey the Mortgaged Property and shall surrender this Instrument and the Note to Trustee. Trustee shall reconvey the Mortgaged Property without warranty to the person or persons legally entitled to the Mortgaged Property. Such person or persons shall pay Trustee's reasonable costs incurred in so reconveying the Mortgaged Property.

46. SUBSTITUTE TRUSTEE. Lender, at Lender's option, may from time to time, by a written instrument, appoint a successor trustee, which instrument, when executed and acknowledged by Lender and recorded in the office of the Recorder of the county or counties where the Mortgaged Property is situated, shall be conclusive proof of proper substitution of the successor trustee. The successor trustee shall, without conveyance of the Mortgaged Property, succeed to all the title, power and duties conferred upon the Trustee in this Instrument and by California law. The instrument of substitution shall contain the name of the original Lender, Trustee and Borrower under this Instrument, the book and page where this Instrument is recorded, and the name and address of the successor trustee. If notice of default has been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee have been paid to such Trustee, who shall endorse receipt of those costs, fees and expenses upon the instrument of substitution. The procedure provided for substitution of trustee in this Instrument shall govern to the exclusion of all other provisions for substitution, statutory or otherwise.

47. STATEMENT OF OBLIGATION. Lender may collect a fee not to exceed the maximum allowed by applicable law for furnishing the statement of obligation as provided in Section 2943 of the Civil Code of California.

48. SPOUSE'S SEPARATE PROPERTY. Each Borrower who is a married person expressly agrees that recourse may be had against his or her separate property.

49. FIXTURE FILING. This Instrument is also a fixture filing under the Uniform Commercial Code of California.

50. ADDITIONAL PROVISION REGARDING APPLICATION OF PAYMENTS. In addition to the provisions of Section 9, Borrower further agrees that, if Lender accepts a guaranty of only a portion of the Indebtedness, Borrower waives its right under California Civil Code Section 2822(a), to designate the portion of the Indebtedness which shall be satisfied by a guarantor's partial payment.

51. [Intentionally Omitted.]

52. WAIVER OF MARSHALLING; OTHER WAIVERS. To the extent permitted by law, Borrower waives (i) the benefit of all present or future laws providing for any appraisement before sale of any portion of the Mortgaged Property, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Indebtedness and marshalling in the event of foreclosure of the lien created by this Instrument, (iii) all rights and remedies which Borrower may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties, (iv) the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument, and (v) any rights, legal or equitable, to require marshalling of assets or to require upon foreclosure sales in a particular order, including any rights under California Civil Code Sections 2899 and 3433. Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided by this Instrument. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of the remedies provided by this Instrument. By signing this Instrument, Borrower does not waive its rights under
Section 2924c of the California Civil Code.

53. INTERPRETATION. It is the intention of Borrower and Lender that if any provision of this Instrument or any other Loan Document is capable of two (2) constructions, one of which would render the provision void, and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid. Borrower acknowledges that Lender has attempted in good faith to assure that this Instrument, the Note and all other Loan Documents are in compliance with applicable laws of the Property Jurisdiction and federal laws. Nevertheless, in the event that any provision of this Instrument, the Note or any other Loan Document is not in compliance with any such laws, then the non-complying provision shall be deemed to be deleted or modified to the extent necessary to assure legal compliance. Similarly, in the event any language or disclosure required by applicable laws of the Property Jurisdiction is not contained in the Loan Documents, then the Loan Documents shall be deemed to have been supplemented to add such language or disclosure, or, at Lender's option, Lender may provide such additional language or disclosure. In either event, such legal requirement shall thereby be satisfied and such noncompliance shall be deemed to have been cured for all purposes.

54. FUTURE ADVANCES. In addition to the Indebtedness, this Instrument shall (to the extent allowed by applicable law) also secure payment of the principal, interest and other charges due on all other future loans or advances made by Lender to Borrower (or any successor in interest to Borrower as the owner of all or any part of the Mortgaged Property) when the promissory note evidencing such loan or advance specifically states that it is secured by this Instrument ("Future Advances"), including all extensions, renewals and modifications of any such Future Advances.

55. FURTHER ASSURANCES. Borrower agrees to give such further assurances and to execute and acknowledge such additional documents as may be necessary or desirable in order to carry out the intent and purpose of this Instrument and the other Loan Documents, to confirm or establish the lien hereof, or to correct any clerical errors or legal deficiencies. Without limiting the foregoing, Borrower agrees to execute a replacement Note in the event the Note is lost or destroyed. Failure of Borrower to comply with any request by Lender pursuant to this Section within ten (10) days after written request by Lender shall constitute a material Event of Default hereunder.

56. EXECUTION IN COUNTERPARTS. This Instrument may be executed in multiple counterparts, and the separate signature pages and notary acknowledgments may then be combined into a single original document for recordation.

57. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

58. INTERCOMPANY DEBT. Section 18 of the Pledge and Security Agreement is incorporated by reference herein.

     ATTACHED EXHIBIT. The following Exhibit is attached to this Instrument:

                       Exhibit "A" Description of the Land

     THIS DEED OF TRUST SECURES A FIXED RATE PROMISSORY NOTE. THIS DEED OF TRUST IS A FIRST DEED OF TRUST. EXCEPT FOR THE SUBORDINATE DEED OF TRUST, NO FURTHER ENCUMBRANCES MAY BE RECORDED AGAINST THE REAL PROPERTY WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER.

FAILURE TO COMPLY WITH THIS PROVISION SHALL CONSTITUTE AN EVENT OF DEFAULT AND AT THE LENDER'S OPTION THE LOAN SHALL IMMEDIATELY BECOME DUE AND PAYABLE. CONSENT TO ONE FURTHER ENCUMBRANCE SHALL NOT BE DEEMED TO BE A WAIVER OF THE RIGHT TO REQUIRE SUCH CONSENT TO FUTURE OR SUCCESSIVE ENCUMBRANCES.

     IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

                                   BORROWER:

                                   IRVINE SPORTS CLUB, INC.,
                                   a California corporation

                                   By:      /s/Timothy O'Brien
                                      ----------------------------------------
                                            Name:    Timothy O'Brien
                                                     -------------------------
                                            Title:   Chief Financial Officer
                                                     -------------------------


                                   By:      /s/Lois Barberio
                                      ----------------------------------------
                                            Name:             Lois Barberio
                                                     -------------------------
                                            Title:            Secretary
                                                     -------------------------

                                   EXHIBIT "A"

                             DESCRIPTION OF THE LAND

THE LAND SITUATED IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 22 OF PARCEL MAP NO. 88-0173, IN THE CITY OF IRVINE, AS PER MAP RECORDED IN BOOK 252, PAGES 23 THROUGH 34 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING FROM A PORTION OF SAID LAND, ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LAND OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED IN THE DEED FROM IRVINE INDUSTRIAL COMPLEX, A CORPORATION, RECORDED APRIL 15, 1971, IN BOOK 9606, PAGE 441 OF OFFICIAL RECORDS, AND RECORDED JANUARY 21, 1974, IN BOOK 11060, PAGE 213 OF OFFICIAL RECORDS.

ALSO EXCEPTING FROM A PORTION OF SAID LAND, ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY
WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM OR OTHER RESOURCES, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING OR EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN
THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES; WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, RECORDED JUNE 28, 1985 AS INSTRUMENT NO. 85-239596 OF OFFICIAL RECORDS.

PARCEL B:

EASEMENTS FOR INGRESS AND EGRESS AS CREATED BY PARCEL MAP 87-325, IN BOOK 236, PAGES 49 AND 50, OF PARCEL MAPS.

PARCEL C:

NONEXCLUSIVE EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS, PARKING AND UTILITIES CREATED BY DECLARATION OF ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR KOLL CENTER IRVINE NORTH DATED OCTOBER 24, 1983 AND RECORDED ON OCTOBER 24, 1983 AS INSTRUMENT NO. 83-467976, OFFICIAL RECORDS; AMENDED BY AMENDMENT NO. 1 TO DECLARATION OF ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR KOLL CENTER IRVINE NORTH DATED JULY 23, 1986 AND RECORDED JULY 31, 1986 AS INSTRUMENT NO. 86-334855 , OFFICIAL RECORDS; AMENDED BY AMENDED AND RESTATED DECLARATION OF ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS FOR KOLL CENTER IRVINE NORTH DATED JANUARY 29, 1987 AND RECORDED ON FEBRUARY 9, 1987 AS INSTRUMENT NO. 87-074459 , OFFICIAL RECORDS.

PARCEL D:

EASEMENTS FOR PARKING CREATED BY AMENDED AND RESTATED DECLARATION ESTABLISHING EASEMENTS, COVENANTS AND RESTRICTIONS FOR KCIN PARKING FACILITIES DATED AUGUST 28, 1998 AND RECORDED SEPTEMBER 1, 1998 AS INSTRUMENT NO. 199805822940, OFFICIAL RECORDS; AMENDED BY FIRST AMENDMENT DATED APRIL 9, 1999 AND RECORDED MAY 11, 1999 AS INSTRUMENT NO. 19990343318, OFFICIAL RECORDS; AMENDED BY SECOND AMENDMENT DATED MAY 12, 2000 AND RECORDED MAY 25, 2000 AS INSTRUMENT NO. 20000274031, OFFICIAL RECORDS; AMENDED BY THIRD AMENDMENT DATED SEPTEMBER 29, 2000 AND RECORDED OCTOBER 12, 2000 AS INSTRUMENT 2000546676, OFFICIAL RECORDS; AMENDED BY FOURTH AMENDMENT DATED DECEMBER 9, 2002 AND RECORDED DECEMBER 16, 2002 AS INSTRUMENT NO. 2002001144506, OFFICIAL RECORDS.

PROPERTY ADDRESS: 1980 Main Street, Irvine, California 92614

                                                                   Exhibit 99.3

                         RESERVE AND SECURITY AGREEMENT

     THIS RESERVE AND SECURITY AGREEMENT (this "Agreement") is made as of June 12, 2003, by IRVINE SPORTS CLUB, INC., a California corporation ("Borrower"), in favor of ORANGE COUNTY'S CREDIT UNION, a state chartered credit union, its successors, transferees and assigns ("Lender"), with respect to the following facts:

     A. Borrower is executing a Promissory Note of even date herewith in favor of Lender (the "Note") in the principal sum of $20,000,000 evidencing a loan by Lender to Borrower in the principal amount of the Note (the "Loan").

     B. The Loan is secured by, among other things, a Deed of Trust (the "Security Instrument") dated as of the date hereof encumbering the property described therein (the "Property"). The Note, the Security Instrument, this Agreement, and all other documents or instruments given by Borrower or any guarantor and accepted by Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by the Note may be referred to as the "Loan Documents."


     C. Lender requires as a condition to the making of the Loan that Borrower enter into this Agreement and deposit certain sums with Lender as provided in this Agreement as additional security for all of Borrower's obligations under the Note, the Security Instrument and the other Loan Documents.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower agrees in favor of Lender as follows:


1.   Funding of Reserve.

     (a) As of the date hereof, Borrower has established a reserve account with Lender for use as provided herein (the "Reserve Account").

     (b) In the event that Borrower shall fail, at any time and from time to time for so long as Loan is outstanding, during two consecutive fiscal quarters of Borrower to generate Net Cash Flow (as such term is defined below) in an amount equal to or greater than $151,800 each quarter, as reasonably determined by Lender, then Lender may provide written notice to Borrower thereof and direct Borrower to commence making deposits with Lender as described below.

     (c) On the first day of the next succeeding month after receipt of such notice from Lender, Borrower shall commence and continue making monthly deposits into the Reserve Account in the amount of $51,600 (the "Monthly Deposit") until the earlier of:

     (i) the date that the balance on deposit in the Reserve Account reaches not less than $607,158; or

     (ii) the date that Borrower has generated Net Cash Flow in an amount equal to or greater than $151,800 during two consecutive fiscal quarters of Borrower, as reasonably determined by Lender.

     (d) Lender shall hold all such deposits in an account at Lender at interest for the account of Borrower at an interest rate which Lender shall pay from time to time for similar deposits.

     (e) Provided that no Event of Default shall have occurred and be continuing, the funds in the Reserve Account and all interest thereon shall be released to Borrower promptly after the date that Borrower shall have generated Net Cash Flow in an amount equal to or greater than $151,800 during four consecutive fiscal quarters of Borrower, as reasonably determined by Lender.

     (f) "Net Cash Flow" shall mean the positive difference, if any, between (i) Gross Income and (ii) the sum of (A) debt service and other payments required under the Note or other Loan Documents, and (B) Operating Expenses.

     (g) "Capital Improvement" shall mean expenditures associated with extending the expected economic life of the exterior structure of the Property or of its mechanical, electrical, or HVAC systems for a period of five years or more, or nonrecurring expenditures associated with alterations made to the Property to comply with changes in legal requirements pertaining to the Property, or expenditures for repairs and restoration following a condemnation or casualty to the Property, or expenditures associated with nonrecurring items which improve the Property from its present condition, or expenditures on furniture, fixtures and equipment for use in the operation of the athletic club at the Property.

     (h) "Gross Income" shall mean the sum derived by Borrower under all leases for the Property, membership dues, and all other cash revenue derived from the continuing use and occupation of the Property or from ownership of the Property (including, without limitation. condemnation awards and insurance proceeds to the extent not used for restoration of the Property), including parking receipts and tax refunds.

     (i) "Operating Expenses" shall mean all operating and fixed expenses incurred in connection with the use, operation and maintenance of the Property, including but not limited to (i) utility charges, (ii) maintenance expenses,
(iii) management fees, and (iv) operating and fixed expenses charged to Borrower by Parent Company (as defined in the Security Instrument). Operating Expenses shall not include (A) expenses relating to Capital Improvements of the Property in an amount less than $200,000 in the aggregate (conversely, any such expense in excess of such amount shall be included in Operating Expense unless approved by Lender pursuant to subsection (l) below), (B) leasing commissions, (E) tenant improvement expenses, (D) Borrower's corporate or partnership overhead expenses,
(v) debt service payments required under this Note or any other note secured by the Property in whole or in part, (F) costs for which Borrower is reimbursed by Lender from the proceeds of the loan evidenced by the Note, or (G) deposits with Lender under this Agreement for so long as no Event of Default (defined below) has occurred and is continuing. Such expenses shall be determined on a cash basis and as incurred and expended. Non-cash items, such as depreciation, shall not be included in Operating Expenses.

     (j)  Borrower  shall  execute  and  deliver  such  further   documents  and
instruments as Lender may reasonably request to establish or perfect Lender's security interest in such funds.

     (k) The obligation of Borrower to deliver the Reserve to Lender is separate from and in addition to all other obligations to pay or deliver funds (whether principal, interest, fees, expenses, deposits, escrows, reserves, or otherwise) to Lender under the Loan Documents.

     (l) In the event Borrower wishes to incur expenses for Capital Improvements to the Property which may cause Borrower to fail to generate Net Cash Flow in an amount equal to or greater than $151,800 during any fiscal quarter of Borrower, Borrower may request in writing Lender's advance approval of such expenses, including with such request any additional applicable information Lender may require. Lender may grant or withhold such approval in its reasonable discretion. In the event that Lender approves such expenses, then such expenses shall not be counted as an Operating Expense for purposes of determining Net Cash Flow for the applicable quarter.

2. Reserve Account. All Monthly Deposits paid to Lender shall be deposited into the Reserve Account, which shall be an interest bearing escrow account at Lender with interest accruing to the benefit of Borrower. As used herein, the "Reserve Funds" shall mean the funds on deposit in Reserve Account, all interest on and proceeds thereof, and all money, checks, instruments, accounts, rights to payment, and general intangibles comprising any of the foregoing. The Reserve Funds shall not constitute a trust fund. The Reserve Account need not be a segregated account, and the Reserve Funds may be commingled with other monies held by Lender. Lender or a designated agent or representative of Lender shall have the sole right to direct disbursements from the Reserve Account. The Reserve Funds shall be held and/or disbursed by Lender pursuant to the terms of this Agreement.

3. Grant of Security Interest. Borrower assigns, pledges, and grants to Lender a security interest in and to the Reserve Account and the Reserve Funds as security for all of Borrower's obligations under the Note, the Security Instrument and the other Loan Documents.

4. Default.

     (a) As used herein, "Event of Default" has the same meaning as under the Security Instrument. Any breach or default under this Agreement may become an Event of Default in accordance with the terms of the Security Instrument.

     (b) Upon the occurrence of an Event of Default, Lender, in its sole and absolute discretion, may (but shall not be obligated to) use the Reserve Funds (or any portion thereof) to pay amounts outstanding under the Loan Documents in such order and proportion as Lender may choose, including but not limited to (i) repayment of any indebtedness secured by the Security Instrument, including but not limited to principal prepayments and the prepayment consideration due upon a full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any Event of Default;
(ii) reimbursement of Lender for any losses or expenses (including, without limitation, legal fees) suffered or incurred by Lender as a result of such Event of Default; (iii) payment or completion of any repair or replacement to the Property; or (iv) payment of any amount expended in exercising any and all rights and remedies available to Lender at law or in equity or under this Agreement or under the Note, the Security Instrument or any of the other Loan Documents.

     (c) In addition to the foregoing, Lender shall have all rights and remedies set forth in any of the Loan Documents or otherwise as permitted by applicable law pertaining to the Reserve Account and the Reserve Funds. Without limiting the foregoing, Lender is expressly authorized to hold the Reserve Funds and not apply the same to the debt or to any other secured obligation, to apply all or any portion of the Reserve Funds against the debt or the other secured obligations in any order that Lender determines, to apply all or any portion of the Reserve Funds otherwise as provided herein, or to dispose of any or all of the same in accordance with applicable law.

     (d) Lender's rights to draw upon the Reserve Funds shall not be exclusive of any other rights of Lender under the Note, the Security Instrument or the other Loan Documents, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as Lender may deem necessary.

     (e) Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required under the Note, the Security Instrument or any of the other Loan Documents.

5. Remedies Cumulative. In addition to the rights and remedies herein provided, Lender shall have all rights and remedies available under applicable law. None of the rights and remedies herein conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

6. Indemnification. Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys' fees and expenses) arising from or in any way connected with the holding or investment of the Reserve Funds except to the extent caused by Lender's gross negligence or willful misconduct.

7. [Intentionally Deleted]

8. Borrower's Records. Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

9. Fees and Expenses. In addition to any other fees payable by Borrower to Lender in connection with the Loan and this Agreement, Borrower shall reimburse Lender within ten days after demand for all reasonable fees, charges, costs and expenses incurred by Lender in connection with collecting, holding and disbursing the Reserve Funds pursuant to this Agreement.

10. No Third Party Beneficiary. This Agreement is intended solely for the benefit of Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in the Reserve Account, the Reserve Funds, this Agreement, the Note, the Security Instrument or any of the other Loan Documents. Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party, nor shall any third party have a right to enforce against Lender any right that Borrower may have under this Agreement.

11. Assumption of Loan/Transfer of Interests in Borrower.

     (a) If the Property is transferred in accordance with the provisions of the Security Instrument and the obligations of Borrower under the Note, the Security Instrument and the other Loan Documents are assumed by the transferee of the Property, that transferee shall be required to assume Borrower's duties and obligations under this Agreement and shall be required to execute and deliver to Lender such documents as Lender requires to effectuate such assumption of duties and obligations.

     (b) If beneficial interests in Borrower are transferred such that Lender's consent is required under the Security Instrument, upon Lender's request, the purchasers of such beneficial interests shall provide such additional assurances as Lender may reasonably require as to Borrower's continued obligations under this Agreement.

     (c) Any such transfer and assumption described in this Section shall not relieve the transferor of its obligations under this Agreement or under the Note, the Security Instrument or any of the other Loan Documents.

12. Termination of this Agreement. Upon payment in full of all sums secured by the Security Instrument and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower all remaining Reserve Funds of Borrower.

13. Entire Agreement; Amendment and Waiver. This Agreement contains the complete and entire understanding of Borrower and Lender with respect to the matters covered. No specific waiver of any of the terms of this Agreement shall be considered as a general waiver. If any provision of this Agreement is in conflict with any provision of the Note, the Security Instrument or any of the other Loan Documents regarding the Reserve Account or the Reserve Funds, the provisions contained in this Agreement shall control.

14. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

15. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF CALIFORNIA.

16. Notices. All notices hereunder shall be given in accordance with the Security Instrument.

17. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

18. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

19. Inapplicable Provisions. If any term, covenant or condition of the Note, the Security Instrument, the other Loan Documents or this Agreement is held to be invalid, illegal or unenforceable in any respect, the Note, the Security Instrument, the other Loan Documents and this Agreement shall be construed without such provision.

20. Headings. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

21. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

22. Additional Documents. Borrower shall execute and deliver such additional financing statements, notices to depositories, and other documents and instruments as are reasonably requested by Lender to perfect or protect the interests of Lender hereunder.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first written above.


                                    BORROWER

                                    IRVINE SPORTS CLUB, INC.,
                                    a California corporation

                                    By:               /s/Timothy O'Brien
                                                      -------------------------
                                         Name:        Timothy O'Brien
                                         Title:       Chief Financial Officer

                                    By:               /s/Lois Barberio
                                                      -------------------------
                                                      -------------------------
                                         Name:        Lois Barberio
                                         Title:       Secretary

                                                                   Exhibit 99.4

                          PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of June 12, 2003, is made by THE SPORTS CLUB COMPANY, INC., a Delaware corporation (the "Company") (the "Pledgor"), and IRVINE SPORTS CLUB, INC., a California corporation ("Borrower"), in favor of ORANGE COUNTY'S CREDIT UNION, a state chartered credit union ("Pledgee"), with respect to the following facts:

     A. Pledgee is making a loan ("Loan") to Borrower in the amount of $20,000,000 evidenced by a Promissory Note dated as of the date hereof, executed by Borrower in favor of Pledgee in the principal amount of the Loan (the "Note");

     B. The Note is secured by a Deed of Trust dated as of the date of the Note, executed by Borrower for the benefit of Pledgee (the "Deed of Trust"), encumbering the property described therein (the "Property").

     C. It is a condition to the making of the Loan that Pledgor execute and deliver this Agreement to secure the Secured Obligations (defined below).

     NOW,  THEREFORE,  in  consideration of the foregoing and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Pledgor agrees as follows:

     1. Definitions. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Deed of Trust. References to this "Agreement" shall mean this Pledge Agreement as the same may be in effect at the time such reference becomes operative, including all amendments, modifications and supplements hereto and any exhibits or schedules to any of the foregoing.

     2. Pledge of Stock. To secure the payment and performance in full of all of the Secured Obligations, Pledgor hereby pledges, assigns, grants a security interest in, transfers and delivers unto Pledgee for its benefit each of the following (the "Stock Collateral"):


     (a) all of Pledgor's right, title and interest in and to all shares (the "Pledged Stock") of capital stock in Borrower described in Exhibit A hereto and the certificates, if any, representing the Pledged Stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

     (b) all additional shares (the "Additional Stock") of capital stock in Borrower from time to time acquired by Pledgor in any manner (including, without limitation, any shares of preferred stock issued by such issuer) and the certificates, if any, representing such additional shares), and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

     (c) all other rights appurtenant to the property described in clauses (a) and (b) above (including, without limitation, voting rights); and

          (d) all cash and noncash proceeds of any and all of the foregoing.

     Certificates representing the Pledged Stock set forth on Exhibit A hereto, accompanied by proper instruments of assignment duly executed in blank by Pledgor in the form of Exhibit B hereto, are herewith delivered to Pledgee. Promptly upon Pledgor's acquisition of any Additional Stock, Pledgor shall (i) deliver to Pledgee proper instruments of assignment duly executed in blank by Pledgor together with any certificates representing such Additional Stock, whereupon such Additional Stock shall be deemed Pledged Stock, and (ii) amend Exhibit A to include such Additional Stock.

     3. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee as of the date hereof, and agrees that each delivery of Additional Shares shall constitute a representation and warranty as of the date thereof:

     (a) Pledgor is the direct or indirect holder of record and beneficial owner of the Pledged Stock set forth on Exhibit A hereto, free and clear of any pledge, hypothecation, assignment, lien, charge, claim, security interest, option, preference, priority or other preferential arrangement of any kind or nature whatsoever ("Lien") thereon or affecting the title thereto, except for any prior pledge or granting of a second-priority security interest in and to the Pledged Stock to U.S. Bank Trust National Association, as trustee ("Trustee"), pursuant to that certain Indenture dated April 1, 1999, with respect to the 11.375% Senior Secured Notes issued by Pledgor (the "Indenture"), and subject to that certain Subordination and Intercreditor Agreement dated concurrently herewith by Trustee and Pledgee (the "Intercreditor Agreement").

     (b) The Pledged Stock has been duly authorized and validly issued by Borrower , and is fully paid and non-assessable.

     (c) Upon the delivery to Pledgee of the certificates representing the Pledged Stock, Pledgee will have a valid and perfected security interest therein subject to no prior Lien, except for any prior pledge or granting of a second-priority security interest on and to the Pledged Stock to Trustee in connection with the Indenture.

     (d) The authorized, issued and outstanding capital shares of Borrower are set forth on Exhibit A, and there are no existing options, warrants, calls or commitments of any character whatsoever relating to any of the unissued capital shares of any of Borrower.

     (e) Pledgor has the right and all requisite corporate authority to pledge, assign, grant a security interest in, transfer and deliver the Stock Collateral to Pledgee as provided herein.

     (f) This Agreement has been duly authorized, executed and delivered by Pledgor and Borrower and constitutes the legal, valid and binding obligation of Pledgor and Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

     (g) No consent, approval, authorization or other order of any person is required or was required which has not been obtained for the execution and delivery of this Agreement by Pledgor and Borrower or the delivery by Pledgor of the Stock Collateral to Pledgee as provided herein, for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Stock Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Stock Collateral by laws affecting the offering and sale of securities generally.

     (h) The chief executive office of Pledgor is located at the address set forth in Section 16.

     The representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement.

     (4) Rights of Pledgor. Unless an Event of Default shall have occurred and be continuing:

     (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Stock Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Intercreditor Agreement; provided, that (i) Pledgor shall not exercise or refrain from exercising such right if, in Pledgee's judgment, such action would have a material adverse effect on the value of the Stock Collateral or any part thereof, and (ii) Pledgor shall give Pledgee at least five (5) days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. Pledgor shall not exercise or refrain from exercising such right in a manner which would authorize or effect
(i) the dissolution or liquidation, in whole or in part, of Borrower, (ii) the consolidation or merger of any of Borrower with any corporation, partnership or other entity, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of Borrower, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of Borrower, or the issuance of any additional capital shares of any of Borrower, or (v) the alteration of the voting rights with respect to the Stock Collateral.

     (b) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and cash distributions (except cash dividends paid or payable in respect of the total or partial liquidation of Borrower) paid on the Stock Collateral; provided, that until actually paid, all rights to such dividends and cash distributions shall remain subject to this Agreement. All other dividends and distributions (other than cash dividends and cash distributions governed by the immediately preceding sentence) in respect of any of the Stock Collateral, whenever paid or made, shall be delivered to Pledgee and held by it subject to this

Agreement.

     5. Covenants. Pledgor covenants and agrees that, until the termination of this Agreement:

     (a) Pledgor will, at its own expense, execute, acknowledge and deliver all such instruments, including, without limitation, and any all financing statements, and take all such action, including, without limitation, those actions as Pledgee from time to time may reasonably request, necessary or prudent to ensure to Pledgee the benefits of the first priority lien on, and security interest in the Stock Collateral.

     (b) Pledgor will defend the title to the Stock Collateral and the lien of Pledgee thereon against the claim of any Person claiming against or through Pledgor and will maintain and preserve such lien so long as this Agreement shall remain in effect.

     (c) Unless Pledgor shall have given Pledgee not less than thirty (30) days' prior notice thereof, Pledgor will not change (i) its name, identity or corporate structure in any manner, or (ii) the location of its chief executive office.

     6. Remedies.

     (a) Upon the occurrence of an Event of Default, then or at any time during the continuance of such occurrence, Pledgee is hereby authorized and empowered, at its election:

     (i) to transfer and register in its or its nominee's name the whole or any part of the Stock Collateral,

     (ii) to exercise all voting rights with respect thereto,

     (iii) to demand, sue for, collect, receive and give acquittance for any and all cash dividends or other distributions or monies due or to become due upon or by virtue thereof, and to settle prosecute or defend any action or proceeding with respect thereto,

     (iv) to sell in one or more sales the whole or any part of the Stock Collateral or otherwise to transfer or assign the same, applying the proceeds therefrom to the payment of the Secured Obligations in such order as Pledgee shall determine, and

     (v) otherwise to act with respect to the Stock Collateral or the proceeds thereof as though Pledgee were the outright owner thereof, Pledgor hereby irrevocably constituting Pledgee as its proxy and attorney-in-fact, with full power of substitution to do so.

     (b) Pledgee shall give Pledgor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Stock Collateral or is of a type customarily sold on a recognized market. Pledgor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code. Any sale shall be made at a public or private sale at Pledgee's place of business, or at any place named in the notice of sale, either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and, to the extent permitted by applicable law, Pledgee may be the purchaser of the whole or any part of the Stock Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right or equity of redemption, which right or equity is hereby waived and released. Each sale shall be made to the highest bidder, but Pledgee reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Except as otherwise herein specifically provided for, demands of performance, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Pledgee.

     (c) If, at the original time or times appointed for the sale of the whole or any part of the Stock Collateral, either (i) the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or (ii) if the Stock Collateral be offered for sale in lots, if at any of such sales the highest bid for the lot offered for sale would indicate to Pledgee in its sole discretion the unlikelihood of the proceeds of the sales of the whole of the Stock Collateral being sufficient to discharge all the Secured Obligations, then in either such event Pledgee may, on one or more occasions, postpone any of said sales by public announcement at the time of sale. In the event of any such postponement, Pledgee shall give Pledgor notice of such postponement.

     (d) If, following an Event of Default, Pledgee, reasonably determines that it is necessary or advisable (in order to maximize the sale price of the Pledged Stock over the sale price that otherwise may be realized, in Pledgee's reasonable judgment, if the Pledged Stock were sold instead by a method appropriate for sale of unregistered stock) to effect a public registration of all or part of the Pledged Stock pursuant to the Securities Act of 1933, as amended (the "Act"), then Pledgor shall use its best efforts to cause the issuer or issuers of the Pledged Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable judgment of Pledgee, advisable to register such shares under the provisions of the Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine months from the initial effective date thereof, and to make all amendments thereto or to the related prospectus or both that, in the reasonable judgment of Pledgee, are necessary or advisable, all in conformity with the requirements of the Act and the rules and regulations promulgated thereunder. Pledgor agrees to use its best efforts to cause such issuer to (i) comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction designated by Pledgee and (ii) make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11 (a) of the Act. All expenses incurred in complying with this subsection, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National
Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for Pledgor or for the issuer of the Pledged Stock, the reasonable fees and expenses of counsel for Pledgee, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by Pledgor.

     (e) If, at any time when Pledgee shall determine to exercise its right to sell the whole or any part of the Pledged Stock hereunder, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Pledgee may, in its sole and absolute discretion (subject only to applicable requirements of law), sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, but subject to the other requirements of this Section, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Pledgee in its sole and absolute discretion may (i) proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof could be or shall have been filed under the Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Stock or part thereof, and (iv) require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (1) as to the financial sophistication and ability of any Person permitted to bid or purchase at sale, (2) as to the content of legends to be placed upon any certificates representing the Pledged Stock sold in such sale, including restrictions on future transfer thereof, (3) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor, any of the issuers of the Pledged Shares or Pledgee, such Person's intentions as to the holding of the Pledged Stock so sold for investment, for its own account, and not with a view to the distribution thereof, and (4) as to such other matters as Pledgee may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Uniform Commercial Code and other laws affecting the enforcement of creditors' rights and the Act (or similar statute) and all applicable state securities laws. Pledgor will execute and deliver such documents and take such other action as Pledgee reasonably deems necessary or advisable in order that any such sale may be made in compliance with law.

     (f) Pledgor acknowledges that: (i) any sale under the circumstances described in this Section shall be deemed to have been held in a manner which is commercially reasonable, and (ii) notwithstanding the legal availability of a private sale or a sale subject to restrictions of the character described above, Pledgee may, in its sole discretion, elect to seek registration of the Pledged Stock under the Act (or similar statute or any applicable state securities laws) in accordance with its rights under this Section. In the event of any such sale under the circumstances described in this Section, Pledgee shall incur no responsibility or liability for selling the whole or any part of the Pledged Stock at a price which Pledgee may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sales were deferred until after registration as aforesaid. Pledgor hereby acknowledges that any sale of any of the Pledged Stock which has not been registered under the Act may be for a price less that which might have been obtained had the Pledged Stock been registered under the Act.

     (g) Pledgor agrees that they will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Stock Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that they will not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more such rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies, shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder without notice or demand, or prejudice its rights as against Pledgor in any respect.

     (h) Pledgor agrees to indemnify and hold harmless and to use their best efforts to cause each Person that issued the securities pledged pursuant to this Agreement to agree to indemnify and hold harmless, Pledgee and each Person who controls Pledgee within the meaning of either the Act or the Securities Exchange Act of 1934 against any and all losses, claims, damages or liabilities, joint or several, to which Pledgee or such Person may become subject under the Securities Act, the Securities Exchange Act of 1934 or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Pledged Stock as originally filed or in any amendment thereof, or in any preliminary prospectus or the prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Pledgor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Pledgor by or on behalf of Pledgee or any person who controls Pledgee within the meaning of either the Act or the Securities Exchange Act of 1934 specifically for use in connection with the preparation thereof.

     7. Exoneration of Pledgee. Other than the exercise of reasonable care in the custody and preservation of the Stock Collateral, Pledgee shall have no duty with respect thereto. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Stock Collateral in its possession if the Stock Collateral is accorded treatment substantially equal to that which Pledgee accords its own property. Pledgee shall not be liable or responsible for any loss or damage to any of the Stock Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by Pledgee in good faith.

     8. Waiver. No delay on Pledgee's part in exercising any power of sale or other right hereunder shall constitute a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power of sale or any other right hereunder, without notice or demand, or prejudice Pledgee's rights as against Pledgor in any respect.

     9. Assignment. Neither party may assign its rights under this agreement, except that in the event of assignment by Pledgee of its rights under the Indenture in accordance therewith, the party to whom such assignment is made shall be entitled to Pledgee's rights hereunder.

     10. Termination. At the date upon which the Secured Obligations have been indefeasibly paid and performed in full and the Indenture has terminated, Pledgee shall deliver to Pledgor the Stock Collateral and all instruments of assignment executed in connection therewith, free and clear of the Lien hereof or any other lien created by Pledgee and all of Pledgor's obligations hereunder shall thereupon terminate.

     11. Release. Pledgor consents and agrees that Pledgee may at any time, or from time to time, in Pledgee's sole discretion, exchange, release and/or surrender all or any of the Stock Collateral, or any part(s) thereof, by whomever deposited, which is now or may hereafter be held by Pledgee in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Pledgee may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any Stock Collateral and notwithstanding (i) any such exchange, release and/or surrender, and/or (ii) any settlement, compromise, surrender, release, renewal or extension of any or all of the Secured Obligations, and/or (iii) that the Secured Obligations may at any time or from time to time exceed the aggregate principal amount outstanding pursuant to the Note.

     12. Expenses. Pledgor will reimburse Pledgee for all expenses (including reasonable expenses for legal services of every kind) of, or incidental to the preparation or enforcement of any of the provisions of, this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Stock Collateral and for the care of the Stock Collateral and defending or asserting the rights and claims of Pledgee in respect of the Stock Collateral, by litigation or otherwise, including but not limited to expenses of insurance and the fees and expenses of counsel for Pledgee. All such expenses shall be deemed additional Secured Obligations.

     13. Miscellaneous.

     a. Pledgee may execute any of its duties hereunder by or through agents or employees. Pledgee may consult with legal counsel, and any action taken or suffered by Pledgee in good faith in accordance with the advice of such counsel shall be full justification and protection to it.

     b. Neither Pledgee nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for their own gross negligence or willful misconduct. Pledgee and any of its officers, directors, employees, agents, or counsel shall not be liable for any error of judgment hereunder or in connection herewith made in good faith.

     c. This Agreement shall be binding upon Pledgor and their successors and assigns, and shall inure to the benefit of, and be enforceable by, Pledgee and its successors, transferees and assigns. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Pledgee and Pledgor.

     14. Governing Law.


     (a) THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED, AND THE RIGHTS OF THE PARTIES DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     (b) THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN ORANGE COUNTY, CALIFORNIA IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

     (c) THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (d) THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE THREE DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     15. Further Assurances, Pledgee May Perform.

     (a) At Pledgor's expense, Pledgor will do all such acts, and will furnish to Pledgee all such financing statements, certificates, legal opinions and other documents and will do or cause to be done all such other things as Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights intended to be granted to Pledgee hereunder. To the extent permitted by applicable law, Pledgor hereby authorizes Pledgee to execute and file, in the name of Pledgor or otherwise, Uniform Commercial Code financing statements (which may be photocopies of this Agreement) which Pledgee in its sole discretion may deem necessary or appropriate.

     (b) If Pledgor fails to perform any act required by this Agreement, Pledgee may perform, or cause performance of, such act, and the expenses of Pledgee incurred in connection therewith shall be governed by Section 12 hereof.

     16. Notices. Except as otherwise provided herein, any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder)

     (a) If to Pledgee, at

                                    Orange County's Credit Union
                                    c/o Telesis Partnerships, Inc.
                                    9301 Winnetka Avenue
                                    Chatsworth, California 91311

                           with copies to:

                                    Allen Matkins Leck Gamble & Mallory LLP
                                    515 S. Figueroa Street, 7th Floor
                                    Los Angeles, California 90071
                                    Attn:  Gregg J. Loubier, Esq.
     (b) If to Pledgor, at

                                    The Sports Club Company, Inc.
                                    11100 Santa Monica Boulevard, Suite 300
                                    West Los Angeles, California 90025
                                    Attn: President

                           with copies to:

                                    Greenberg Glusker Fields Claman
                                        Machtinger & Kinsella LLP
                                    1900 Avenue of the Stars, 21st Floor
                                    Los Angeles, California 90067
                                    Attn: Ronald Fujikawa, Esq.

     Failure to comply with the provisions set forth above with respect to the delivery of copies shall not impair the validity of any notice otherwise complying with the terms hereof.

     17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall
not   invalidate  or  render  unen   forceable   such  provision  in  any  other
jurisdiction.

     18. Intercompany Debt. Parent Company shall have no right to enforce against Borrower any Intercompany Debt (as such term is defined in the Deed of Trust) owing from Borrower to Parent Company, and Borrower shall have no right to enforce against Parent Company any Intercompany Debt owing from Parent Company to Borrower, from and after the date that Lender successfully and indefeasibly forecloses on the Property or the Stock Collateral by exercise of Lender's remedies under the Deed of Trust, this Agreement or any of the other Loan Documents (as such term is defined in Deed of Trust).

     19. Suretyship and Other Waivers of Pledgor.

     (a) The obligations of Pledgor under this Agreement shall be performed without demand by Pledgee and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Deed of Trust, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Pledgor hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so Pledgor shall be liable even if Borrower had no liability at the time of execution of the Note, the Deed of Trust or any other Loan Document (as such term is defined in the Deed of Trust), or thereafter ceases to be liable. Pledgor hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so Pledgor's liability may be larger in amount and more burdensome than that of Borrower. Pledgor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and agrees that Pledgor's obligations shall not be affected by any circumstances, whether or not referred to in this Agreement, which might otherwise constitute a legal or equitable discharge of a surety or a Pledgor. Pledgor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Pledgor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness (as such term is defined in the Note), presentment, demand for payment, protest, all notices with respect to the Note and this Agreement which may be required by statute, rule of law or otherwise to preserve Pledgee's rights against Pledgor under this Agreement, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default (as such term is defined in the Deed of Trust), notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Pledgor also waives, to the fullest extent permitted by law, all rights to require Pledgee to (a) proceed against Borrower or any other guarantor of Borrower's payment or performance with respect to the Indebtedness (an "Other Pledgor") (b) if Borrower or any Other

Pledgor is a partnership, proceed against any general partner of Borrower or the Other Pledgor, (c) proceed against or exhaust any collateral held by Pledgee to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower, including any and all benefits under California Civil Code Sections 2845, 2849 and 2850.

     (b) Pledgor understands that the exercise by Pledgee of certain rights and remedies contained in the Deed of Trust (such as a nonjudicial foreclosure sale) may affect or eliminate Pledgor's right of subrogation against Borrower and that Pledgor may therefore incur a partially or totally nonreimbursable liability under this Agreement. Nevertheless, Pledgor hereby authorizes and empowers Pledgee to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Pledgor that the obligations under this Agreement shall be absolute, independent and unconditional under any and all circumstances. Pledgor expressly waives any defense (which defense, if Pledgor had not given this waiver, Pledgor might otherwise have) to a judgment against Pledgor by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, Pledgor hereby expressly waives any and all benefits under (i) California Code of Civil Procedure Section 580a (which Section, if Pledgor had not given this waiver, would otherwise limit Pledgor's liability after a nonjudicial foreclosure sale to the difference between the obligations of Pledgor under this Agreement and the fair market value of the property or interests sold a such nonjudicial foreclosure sale), (ii) California Code of Civil Procedure Sections 580b and 580d (which Sections, if Pledgor had not given this waiver, would otherwise limit Pledgee's right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively), and (iii) California Code of Civil Procedure Section 726 (which Section, if Pledgor had not given this waiver, among other things, would otherwise require Pledgee to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of the Deed of Trust, whether by the exercise of the power of sale contained in the Deed of Trust, by an action for judicial foreclosure or by Pledgee's acceptance of a deed in lieu of foreclosure, Pledgor shall remain bound under this Agreement.

     (c) In accordance with Section 2856 of the California Civil Code, Pledgor also waives any right or defense based upon an election of remedies by Pledgee, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Pledgee to secure repayment of the Indebtedness) destroys or otherwise impairs the subrogation rights of Pledgor or the right of Pledgor (after payment of the obligations guaranteed by Pledgor under this Agreement) to proceed against Borrower for reimbursement, or both, by operation of Section 580d of the Code of Civil Procedure or otherwise.

     (d) In accordance with Section 2856 of the California Civil Code, Pledgor waives any and all other rights and defenses available to Pledgor by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses Pledgor may have by reason of protection afforded to Borrower with respect to any of the obligations of Pledgor under this Agreement pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's Indebtedness, including Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.

     (e) Pledgor agrees to waive the exercise of any and all subrogation and reimbursement rights against Borrower, against any other person, and against any collateral or security for the Indebtedness, including any such rights pursuant to Sections 2847 and 2848 of the California Civil Code. As provided in Civil Code section 2856, Pledgor makes the following waivers of specific rights afforded under California law:

     Pledgor waives all rights and defenses that the Pledgor may have because the debtor's debt is secured by real property. This means, among other things:

(1) The creditor may enforce its rights under this Agreement without first foreclosing on any real or personal property collateral pledged by the debtor.

(2) If the creditor forecloses on any real property collateral pledged by the debtor:

     (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

     (B) The creditor may enforce its rights under this Agreement even if the creditor, by foreclosing on the real property collateral, has destroyed any right the Pledgor may have to collect from the debtor.

     This is an unconditional and irrevocable waiver of any rights and defenses the Pledgor may have because the debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based on Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

     (f) At any time or from time to time and any number of times, without notice to Pledgor and without affecting the liability of Pledgor, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, the Deed of Trust or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Deed of Trust, or any other Loan Document; (d) the Note, the Deed of Trust, or any other Loan Document may be modified or amended by Pledgee and Borrower in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

     (g) Any indebtedness of Borrower held by Pledgor now or in the future, including, without limitation, Intercompany Debt owing by Borrower to Pledgor, is and shall be subordinated to the Indebtedness and any such indebtedness of Borrower shall be collected, enforced and received by Pledgor as trustee for Pledgee, but without reducing or affecting in any manner the liability of Pledgor under the other provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    PLEDGOR:

                                    IRVINE SPORTS CLUB, INC.,
                                    a Delaware corporation

                                    By:               /s/Timothy O'Brien
                                                      -------------------------
                                         Name:        Timothy O'Brien
                                         Title:       Chief Financial Officer

                                    By:               /s/Lois Barberio
                                                      -------------------------
                                                      -------------------------
                                         Name:        Lois Barberio
                                         Title:       Secretary





                                    BORROWER:

                                    IRVINE SPORTS CLUB, INC.,
                                    a California corporation

                                    By:               /s/Timothy O'Brien
                                                      -------------------------
                                         Name:        Timothy O'Brien
                                         Title:       Chief Financial Officer

                                    By:               /s/Lois Barberio
                                                      -------------------------
                                                      -------------------------
                                         Name:        Lois Barberio
                                         Title:       Secretary

                                    EXHIBIT A




                            Certificate                     Percentage of Total
                   Issuer      Number    Number of Shares    Shares Outstanding

Irvine Sports Club, Inc.         1             1,000                100%

                                                                   Exhibit 99.5

                                  NEWS RELEASE


For Immediate Release                                    CONTACT:
                                                         Rex Licklider, Co-CEO
                                                         (310) 479-5200


                          THE SPORTS CLUB COMPANY, INC.
                REPLACES BANK FACILITY WITH A $20.0 MILLION NOTE


LOS ANGELES, CA (June 18, 2003) -- The Sports Club Company, Inc. (AMEX: SCY) announced today that it has replaced its $10.0 million Bank Credit Agreement with a new $20.0 million secured loan. The new loan is evidenced by a promissory note that bears interest at a fixed interest rate of 7.25% per annum; requires monthly principal and interest payments of $144,561; is secured by the common stock and all the assets of Irvine Sports Club, Inc., the Company's wholly owned subsidiary that owns The Sports Club/Irvine; and is guaranteed by Rex A. Licklider and D. Michael Talla, the Company's Co-Chief Executive Officers. The note may be prepaid at any time without penalty and requires a final principal payment of $18.3 million on July 1, 2008.

"The longer term nature of this loan more appropriately reflects our current financing needs," stated Mr. Rex A. Licklider, Co-Chief Executive Officer. "We used $8.3 million of these funds to retire our prior bank debt and anticipate using the remaining proceeds to complete the development of The Sports Club/LA - Beverly Hills and for general working capital purposes," concluded Mr. Licklider.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."

                                       ###